UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2007

Home Equity Mortgage Loan Asset-Backed Trust, Series INDS 2007-1
(as issuing entity)

IndyMac ABS, Inc.
(as depositor)

IndyMac Bank, F.S.B.
(as sponsor)

Delaware	333-134691-05	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Pasadena Lake Avenue Pasadena, CA		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 626-535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Description of the Certificates

On February 14, 2007 (the “Closing Date”), a single series of certificates, entitled Home Equity Mortgage Loan Asset-Backed Trust, Series INDS 2007-1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of February 1, 2007 (the “Agreement”), among IndyMac ABS, Inc. as depositor (the “Depositor”), IndyMac Bank, F.S.B. as seller and servicer (the “Seller” and the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”) and supplemental interest trust trustee.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

1. Not applicable

2. Not applicable

3. Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No	Description
1	99.1	Final Mortgage Loan Schedule, Home Equity Mortgage Loan Asset-Backed Trust, Series INDS 2007-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 22, 2007

INDYMAC ABS, INC.

By:	/s/ Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description
1	99.1	Final Mortgage Loan Schedule, relating to Home Equity Mortgage Loan Asset-Backed Trust, Series INDS 2007-1

EXHIBIT 99.1